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                                                                   EXHIBIT 23(a)




                             [CROWE CHIZEK LOGO]



                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of Commercial National Financial Corporation on Form S-8, of our report dated February 6, 1998 on the consolidated financial statements of Commercial National Financial Corporation, which report is included in the 1997 Annual Report on Form 10-K of Commercial National Financial Corporation.



                                                 Crowe, Chizek and Company LLP
                                                 Crowe, Chizek and Company LLP


South Bend, Indiana
May 7, 1998